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EXHIBIT 10.1

                             BLUE RIDGE ENERGY, INC.
                         10777 Westheimer Rd., Suite 170
                                 Houston, Texas
                                  U.S.A. 77042


April 26, 2005

TO THE INVESTORS IN THE PRIVATE PLACEMENT FINANCING
IN BLUE RIDGE ENERGY, INC. CLOSED ON DECEMBER 31, 2004



Dear Sir/Madame:

RE: AGREEMENT TO SURRENDER FOR CANCELLATION ALL OF THE PIGGYBACK WARRANTS RECEIVED IN THE PRIVATE PLACEMENT FINANCING OF BLUE RIDGE ENERGY, INC. CLOSED ON DECEMBER 31, 2004 AND TO AMEND THE EXERCISE PERIOD FOR THE WARRANTS
     ---------------------------------------------------------------------

Whereas Blue Ridge Energy, Inc. (the "Company") and the undersigned investors (the "Investors") in the private placement financing of the Company closed on December 31, 2004 (the "Financing"), have determined that in order to prevent dilution and to help attract investors for future possible financings, it would be in the best interests of the Company and the Investors to surrender for cancellation all of the piggyback warrants received in the Financing and to amend the exercise period of the warrants to be from December 31, 2004 to December 31, 2005 instead of May 17, 2004 to May 17, 2005, as set out in the subscription agreements.

Subject to and in accordance with the terms and conditions contained herein, this binding letter agreement (the "Agreement"), which is to be effective as of December 31, 2004 (the "Effective Date"), will set forth the terms and conditions relating to the surrender for cancellation of all of the piggyback warrants received in the Financing and to amend the exercise period of the warrants to be from December 31, 2004 to December 31, 2005 instead of May 17, 2004 to May 17, 2005.

1. CANCELLATION OF PIGGYBACK WARRANTS. On the date of execution of this Agreement, the Investors hereby agree to surrender for cancellation all of the piggyback warrants received in the Financing.

2. AMENDMENT TO THE EXERCISE PERIOD OF THE WARRANTS. On the date of execution of this Agreement, the parties hereto agree to an amendment to the exercise period of the warrants to be from December 31, 2004 to December 31, 2005 instead of May 17, 2004 to May 17, 2005.



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3. EXECUTION IN COUNTERPARTS. This Agreement may be executed in original or counterpart form, delivered by facsimile or otherwise, and when executed by the parties as aforesaid, shall be deemed to constitute one agreement and shall take effect as such.

4. GOVERNING LAW. The situs of this Agreement is Las Vegas, Nevada, and for all purposes this Agreement will be governed exclusively by and construed and enforced in accordance with the laws and Courts prevailing in the State of Nevada.

Yours very truly,
BLUE RIDGE ENERGY, INC.


Per:     /s/ Greg Shea
    ---------------------------------------------
         Authorized Signatory

         Greg Shea, Sr. Vice President, Secretary
-------------------------------------------------
         (print name and title)


If the Investors wish to accept the terms and conditions set forth above, please execute this Agreement and fax a copy of the executed Agreement to the Company,
Attention: Greg Shea at (270) 842-7362 as well as mailing an originally signed copy to the Company. Upon such execution and return, this Agreement shall constitute a binding agreement upon the parties.


BAYSHORE TRUST
Per:

         /s/ Daniel MacMullin                           Dated: April 28, 2005
------------------------------------------
         Authorized Signatory

         Daniel MacMullin
         IFG Trust Services Inc., Trustee
------------------------------------------
         (print name and title)



         /s/ Valerie Beeston                            Dated: April 28, 2005
------------------------------------------
VALERIE BEESTON




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BLUE SHOES CORPORATION
Per:

         /s/ David Craven                               Dated: April 28, 2005
------------------------------------------
         Authorized Signatory

         David Craven - Director
------------------------------------------
         (print name and title)



         /s/ Peter Chen                                 Dated: April 28, 2005
------------------------------------------
PETER CHEN



         /s/ So Chin Choa                               Dated: April 28, 2005
------------------------------------------
SO CHIN CHOA


ELLIS AG
Per:

         /s/ Ellis Ag                                   Dated: April 28, 2005
------------------------------------------
         Authorized Signatory

         Ellis Ag - Director
------------------------------------------
         (print name and title)



GREEN SHOE INVESTMENTS LTD.
Per:

         /s/ David Craven                               Dated: April 28, 2005
------------------------------------------
         Authorized Signatory

         David Craven - Director
------------------------------------------
         (print name and title)




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MCKEE CONSULTING
Per:

         /s/ Patrick Finucane                           Dated: April 28, 2005
------------------------------------------
         Authorized Signatory

         Patrick Finucane - President
------------------------------------------
         (print name and title)



         /s/ Lucy Ngieng                                Dated: April 28, 2005
------------------------------------------
LUCY NGIENG



PEARL RIVER TRUST
Per:

         /s/ Daniel MacMullin                           Dated: April 28, 2005
------------------------------------------
         Authorized Signatory

         Daniel MacMullin
         IFG Trust Services, Inc., Trustee
------------------------------------------
         (print name and title)



ROUND TABLE MANAGEMENT LTD.
Per:

         /s/ Bob Vukovich                               Dated: April 28, 2005
------------------------------------------
         Authorized Signatory

         Bob Vukovich - President
------------------------------------------
         (print name and title)


STARBER ENTERPRISES INC.
Per:

         /s/ Darren Sontowski                           Dated: April 28, 2005
------------------------------------------
         Authorized Signatory

         Darren Sontowski - President
------------------------------------------
         (print name and title)


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         /s/ Sek Toh Tan                                Dated: April 28, 2005
------------------------------------------
SEK TOH TAN



         /s/ Zinka Vukovich                             Dated: April 28, 2005
------------------------------------------
ZINKA VUKOVICH



         /s/ Hsien long Wong                            Dated: April 28, 2005
------------------------------------------
HSIEN LOONG WONG



         /s/ Wynne Young                                Dated: April 28, 2005
------------------------------------------
WYNNE YOUNG



         /s/ Adrian Beeston                             Dated: April 28, 2005
------------------------------------------
ADRIAN BEESTON



         /s/ Boon Hian Kee                              Dated: April 28, 2005
------------------------------------------
BOON HIAN KEE